STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 25th day of March, 1999 by and among Consolidated Technology Group Ltd., a New York corporation ("COTG"), SIS Capital Corp., a New York corporation ("SIS"), Netsmart Technologies, Inc., a Delaware corporation ("Netsmart"), those investors who are signatories to this Agreement (the "Signature Investors") and Anthony Grisanti on behalf of each of the investors whose typed names appear below his name on the signature page hereof (the "Grisanti Management Investors" which, together with the Signature Investors, are referred to herein as the "Management Investors").

                                    Recitals

        A. Seller owns a total of 992,624 shares of the Common Stock, par value $.01 per share (the "Common Shares") of Netsmart, 1,210 shares of the Series D Preferred Stock, par value $.01 per share (the "Preferred Shares") of Netsmart, and a Series B common stock purchase warrant to purchase a total of 188,333 shares of the Common Stock of Netsmart (the "Warrants").

        B. Seller, Netsmart and the Management Investors entered into a Letter of Agreement, dated February 26, 1999, providing for the purchase by the Management Investors from Seller of the Common Shares and the contribution to Netsmart of the Preferred Shares and the Warrants upon the terms and conditions set forth in this Agreement.

                              W I T N E S S E T H:

        NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises and covenants hereafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby mutually agree as follows:

1. Sale of Common Shares. On and subject to the terms and conditions of this Agreement,

        (a) At the First Closing (hereinafter defined), Seller agrees to sell, transfer and assign to the Management Investors, and the Management Investors agree to purchase from Seller, all of the Seller's right, title and interest in and to 248,156 of the Common Shares for a purchase price of $500,000.

        (b) At the Second Closing (hereinafter defined), Seller agrees to sell, transfer and assign to the Management Investors, and the Management Investors agree to purchase from Seller, all of the Seller's right, title and interest in and to 248,156 of the Common Shares for a purchase price of Five Hundred Thousand Dollars ($500,000).

        (c) At the Third Closing (hereinafter defined), Seller agrees to sell, transfer and assign to the Management Investors, if and only if the Management Investors elect to purchase, all of the Seller's right, title and interest in and to as many of the 496,312 of the Common Shares then owned by Seller as the Management Investors elect to purchase at such Closing for a purchase price of $2.0149 per share; provided, however, Seller may, at its option which must be exercised by giving written notice to Netsmart at least fifteen (15) days before the Third Closing, reduce the number of Common Shares it is obligated to sell pursuant to this Section 1(c) by up to 200,000 shares. If and to the extent that the Management Investors (or any Substitute Purchaser, hereinafter defined) do not

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elect to  purchase  from  Seller the  Common  Shares  referred  to above in this
Section 1(c) on, but not later than, the date of the Third Closing, neither the Management Investors nor any Substitute Purchaser shall have any further rights or obligations with respect thereto subsequent to the date of the Third Closing.

        (d) For purposes of subparagraphs (a), (b) and (c) above, the Management Investors shall have the right, upon notice to Seller prior to the applicable Closing, to assign to Netsmart and/or any other third party designated by the Management Investors, including Netsmart (each a "Substitute Purchaser" and collectively, the "Substitute Purchasers"), the right to purchase any or all of the Common Shares that Seller is obligated to sell thereunder, provided that, as a condition thereof, any such Substitute Purchaser executes and delivers to Seller at the applicable Closing, an instrument in form and substance reasonably satisfactory to Seller's counsel (the "Substitute Purchaser Assignment"), (i) containing the name and address of such Substitute Purchaser and the number of Common Shares being purchased by such purchaser, (ii) agreeing to be bound by all of the applicable terms and provisions of this Agreement, and (iii) containing the representations and warranties set forth in Section 5 of this Agreement and any other provisions that may otherwise be required to comply with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act").

        (e) On or before the First Closing, Netsmart will issue and deliver to COTG 100,000 shares of its Common Stock (the "Additional Shares") in payment of all accrued dividends on the Preferred Shares and in consideration of Seller's assignment to Netsmart of the Preferred Shares and the Warrants.

2. Closings. All closings hereunder (individually, a "Closing", and collectively, the "Closings") shall take place at the offices of Berlack, Israels & Liberman LLP, 29th floor, 120 West 45th Street, New York, New York 10036 at 10:00 A.M., New York City time, on the days specified below, unless otherwise agreed to in writing by all the parties hereto:

        (a) The first closing shall take place on April 6, 1999 (the "First Closing");

        (b) The second Closing shall take place on April 13, 1999 (the "Second Closing");

        (c) The third closing shall take place on May 24, 1999 (the "Third Closing"), subject to the right of the Management Investors or Netsmart to adjourn the Third Closing by up to thirty (30) days with the written consent of Seller, which shall not be unreasonably withheld, delayed or conditioned, it being understood and agreed that Seller shall not withhold its consent if it is furnished with a reasonable written assurance from a reputable third party prior to the Third Closing that the financing needed to complete the purchase to take place at the Third Closing will be provided by such third party within such thirty (30) day period; and

        (d) Notwithstanding the foregoing, or any other provisions of this Agreement to the contrary, the Management Investors shall have the right, upon prior notice to Seller and subject to Seller's right under Section 1(c) hereof to elect not to sell up to 200,000 of the Common Shares, to purchase at any of the Closings, any greater number of Common Shares which the Management Investors are entitled to purchase under this Agreement.

3. Representations and Warranties of Seller and COTG. Seller and COTG hereby jointly and severally make the following representations and warranties to the Management Investors and Netsmart:

        (a) SIC is the record and beneficial owner of the Common Shares, the Preferred Shares, and the Warrants, in each case free and clear of all liens, pledges, claims and security interests (collectively, "Liens"). The Common Shares and the Preferred Shares constitute all of the capital stock of Netsmart owned by Seller, COTG or any of their subsidiaries, and the Warrants constitute all of the warrants, options and other derivative securities of Netsmart owned by Seller, COTG or any of their subsidiaries.

        (b) Seller and COTG are duly organized, validly existing and in good standing under the laws of their states of organization. Seller and COTG have all requisite corporate power and authority to execute and deliver this Agreement and to perform their obligations hereunder, and Seller, and COTG have taken all actions necessary to authorize the execution, delivery and performance of this Agreement, and all other agreements and documents to be executed or delivered herewith. No action is required to be taken by Seller's or COTG's shareholders or any of them to authorize or consummate the transactions contemplated by this Agreement.

        (c) Seller has complete and unrestricted power and right to sell, assign, convey and deliver the Common Shares as contemplated hereby. Upon payment of the purchase price for the Common Shares as described in Section 1, the Management Investors (or the Substitute Purchasers, as the case may be), will receive good and valid title to the Common Shares free and clear of all Liens. Upon the delivery of the Preferred Shares and the Warrants to Netsmart as described in Section 8, Netsmart will receive good and valid title to the Preferred Shares and the Warrants free and clear of all Liens.

        (d) This Agreement is a valid and legally binding obligation of Seller and COTG and is enforceable against Seller and COTG in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors rights and general principles of equity.

        (e) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with, or result in a breach of, or constitute a default under, any agreement or instrument to which Seller or COTG is a party or by which Seller or COTG may be bound, nor does such action, to the best of Seller's and COTG's knowledge, violate any statute, law, rule or regulation applicable to Seller or COTG or any order, writ, injunction or decree of any court or governmental authority binding on Seller, or COTG.

        (f) No action, suit or proceeding to which Seller or COTG is a party is pending against Seller or COTG and, to Seller's and COTG's knowledge, neither Seller nor COTG has received written notice of any threatened action, suit or proceeding against Seller or COTG which seeks to enjoin or otherwise impair the ability of Seller or COTG to consummate the transactions contemplated hereby.

        (g) Seller and COTG are each "solvent", that is, the financial condition of each of them is such that its property, at a "fair valuation", is greater than the sum of its debts, and the sale contemplated by this Agreement will not render Seller or COTG "insolvent" or leave Seller or COTG with "unreasonably small capital" or with debts that will "be beyond Seller's or COTG's ability to pay as and when such debts mature", as such quoted terms are used or defined in the Federal Bankruptcy Code (11 USC Section 101 et seq.)

        (h)  Neither   Seller  nor  COTG  is  a  party  to  any   agreements  or
understandings with any other party that will prevent Seller from selling, transferring and assigning the Common Shares, the Preferred Shares or the Warrants to the Management Investors pursuant to the terms of this Agreement.

4. Representations and Warranties of Netsmart. Netsmart hereby makes the following representations and warranties to Seller and COTG:

        (a) Netsmart is a duly organized and validly existing corporation in good standing in the state of organization. It has all requisite corporate power and authority to execute, deliver and perform this Agreement and all other agreements requiring its execution and delivery hereunder. If and to the extent it performs any of the obligations or exercises any of the rights that may be assigned to it by the Management Investors in accordance with the terms of this Agreement, it has the requisite corporate power and authority to do so.

        (b) Netsmart has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement, and all other agreements requiring its execution and delivery hereunder. No action is required to be taken by Netsmart's shareholders or any of them to authorize or consummate the transactions contemplated by this Agreement

        (c) This Agreement constitutes the valid and legally binding obligation of Netsmart and is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and general principles of equity.

        (d) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with, or result in a breach of, or constitute a default under, any agreement or instrument to which Netsmart is a party or by which it may be bound, nor does such action, to the best of Netsmart's knowledge, violate any statute, law, rule or regulation applicable to it or any order, writ, injunction or decree of any court or governmental authority binding on Netsmart.

        (e) No action, suit or proceeding to which Netsmart is a party is pending against Netsmart and, to Netsmart's knowledge, Netsmart has not received any written notice of any threatened action, suit or proceeding against Netsmart which seeks to enjoin or otherwise impair the ability of Netsmart to consummate the transactions contemplated hereby.

        (f) All information concerning Netsmart that is required to be disclosed pursuant to the applicable provisions of the Securities Exchange Act of 1934, as amended, has been publicly disclosed, and Netsmart has filed all required reports with the Securities and Exchange Commission (the "Commission") with respect thereto.

        (g) The Additional Shares will be, when issued, validly authorized, duly issued, fully paid and non-assessable.

5. Representations and Warranties of the Management Investors. The Management Investors, severally but not jointly, make the following representations and warranties to Seller and COTG:

        (a) Each of the Management Investors has all requisite power and authority to execute, deliver and perform this Agreement and all other agreements requiring their execution and delivery hereunder and each has taken all action necessary to authorize the execution, delivery and performance of this Agreement, and all other agreements requiring such investor's execution and delivery hereunder. No action is required to be taken by any shareholder of any corporate Management Investor to authorize or consummate the transactions contemplated by this Agreement.

        (b) This Agreement constitutes the valid and legally binding obligation of each of the Management Investors and is enforceable against them severally in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and general principles of equity.

        (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with, or result in a breach of, or constitute a default under, any agreement or instrument to which the Management Investors are parties or by which they may be bound, nor does such action, to the best of each of the Management Investor's knowledge, violate any statute, law, rule or regulation applicable to them or any order, writ, injunction or decree of any court or governmental authority binding on any of them.

        (d) The Management Investors acknowledge that they have had full access to all properties, financial statements, financial and other information, books, records, contracts, and documents of or pertaining to Netsmart and the Common Shares. The Management Investors also acknowledge that the purchase of the Common Shares involves a high degree of risk and each such investor may sustain, and has the financial ability to sustain, the loss of his or her entire investment. Each of the Management Investors has engaged his or her own counsel and accountants to the extent that each such investor has deemed advice from such professionals to be necessary to assist such investor in evaluating the transactions contemplated hereby.

        (e) The Management Investors have had an opportunity to ask questions of and receive answers and supporting information from Seller and the representatives of Netsmart and Seller, and such representatives have answered to the complete satisfaction of the Management Investors all inquiries put to them concerning Seller and Netsmart, Netsmart's assets or any other matters relating to the operation of Netsmart, and the transactions contemplated herein. The Management Investors acknowledge that Seller has not made and is not making any representations concerning Netsmart's business, prospects, earnings or assets.

        (f) Each of the Management Investors is either an "Accredited Investor" as that term is defined under Rule 501 of Regulation D of the Securities Act or has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks involved in the transactions contemplated herein.

        (g) Each Management Investor will acquire the Common Shares pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for each investor's own account and not on behalf of others and no such investor has granted any other person or entity any interest or participation in or right or option to purchase any or all of the Common Shares to be acquired by it. Furthermore, each Management Investor hereby acknowledges that the Common

Shares are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration.

        (h) No action, suit or proceeding to which the Management Investors, or any of them, is a party, is pending against any of the Management Investors and, to the best knowledge of the Management Investors, none of the Management Investors has received any notice of any threatened action, suit or proceeding against any of the Management Investors which seeks to enjoin or otherwise impair the ability of the Management Investors to consummate the transactions contemplated hereby.

6. Conditions to Obligations of the Management Investors. The obligations of the Management Investors to purchase the Common Shares or any of them hereunder are subject to the satisfaction, on or prior to each Closing, of the following conditions or the written waiver thereof by the Management Investors:

        (a) The agreements and conditions to be performed or fulfilled by Seller and COTG shall have been duly performed and fulfilled in all material respects, and the representations and warranties of Seller and COTG contained in this Agreement shall be true and correct as of each such Closing in all material respects.

        (b) All of the documents required to be delivered by Seller and COTG hereunder with respect to each such Closing shall have been delivered by Seller and COTG to the Management Investors.

        (c) All third party consents and governmental approvals required to consummate the purchase and sale of the Common Shares, if any, shall have been obtained.

        (d) There shall not be pending against Seller or COTG any action, suit or proceeding which challenges the sale of the Common Shares or the delivery to Netsmart of the Preferred Shares or the Warrants by Seller.

        (e) The Management Investors and Netsmart shall have received copies of the Fairness Opinion (hereinafter defined) from an investment banker chosen and paid for by COTG.

7. Conditions to Obligations of Seller. The obligations of Seller to sell the Common Shares and to assign and transfer the Preferred Shares and the Warrants to Netsmart are subject to the satisfaction, on or prior to each Closing, of the following conditions, or the written waiver thereof by Seller:

        (a) Netsmart shall have delivered to Seller, on or before the First Closing, the Additional Shares. Notwithstanding any provision of this Agreement to the contrary, Netsmart's obligation to deliver the Additional Shares to Seller is dependent only upon Seller's obligation to deliver the documents required to be delivered by it at the First Closing in exchange for the delivery by Netsmart, the Management Investors and the Grisanti Management Investors to Seller of the payment and the documents required to be delivered by them at the First Closing.

        (b) The agreements and conditions to be performed or fulfilled by the Management Investors or Netsmart, as the case may be, shall have been duly performed and fulfilled in all material respects, and all of the representations and warranties of the Management Investors and Netsmart contained in this Agreement shall be true and correct as of each such Closing in all material respects.

        (c) All of the documents required to be delivered hereunder at each such Closing by the Management Investors and Netsmart, as the case may be, shall have been delivered to Seller.

        (d) All third party consents and governmental approvals required to consummate the purchase of the Common Shares, if any, shall have been obtained.

        (e) There shall not be pending against Netsmart or any of the Management Investors any action, suit or proceeding which challenges the purchase of the Common Shares or the delivery to Netsmart of the Preferred Shares or the Warrants.

        (f) Seller shall have received the purchase price for the Common Shares to be sold at such Closing.

        (g) Seller shall have received an opinion from an investment banker chosen and paid for by it or COTG to the effect that the terms and conditions set forth in this Agreement for the sale of the Common Shares are fair from a financial point of view to COTG and its stockholders (the "Fairness Opinion").

8. Documents to be Delivered at the Closings.

        (a)    At the First Closing:

               (i) Seller shall deliver to Netsmart a stock certificate registered in the name of Seller for 248,156 shares of Netsmart's common stock, duly endorsed by Seller for transfer to Netsmart, the stock certificate representing the Preferred Shares duly endorsed by Seller for transfer to Netsmart, and the Warrants with an assignment signed for transfer to Netsmart, in each case with Seller's endorsement or assignment guaranteed by a member of the medallion program or if any of the foregoing is lost or missing, an affidavit of loss and indemnity satisfactory in form and substance to Netsmart;

               (ii)  Seller  shall  deliver  to  Netsmart  and  the   Management
Investors copies of the Fairness Opinion;

               (iii) The Management Investors shall pay to Seller the sum of Five Hundred Thousand Dollars ($500,000), by certified or bank check payable to Seller, or by wire transfer of immediately available funds to a bank account designated by Seller prior to such Closing.

               (iv) Netsmart will deliver to Seller a stock certificate, registered in the name of Seller, for 100,000 of the shares of Common Stock of Netsmart.

               (v) Seller will deliver to Netsmart and the Management Investors an opinion of its counsel, in a form reasonably acceptable to Netsmart's counsel, to the effect that this Agreement has been duly authorized by Seller and COTG and is valid and binding on Seller and COTG. No opinion will be required as to shareholder approval. Netsmart will deliver to COTG and Seller, an opinion of its counsel, in a form reasonably acceptable to Seller's counsel, to the effect that this Agreement has been duly authorized by Netsmart and is valid and binding on Netsmart. No opinion will be required as to the Management Investors.

               (vi) The Grisanti Management Investors will deliver to Seller original counterpart signature pages to this Agreement signed by each of such investors, and if applicable, the Management Investors will deliver to Seller the Substitute Purchaser Assignment executed by each Substitute Purchaser in accordance with the provisions of Section 1(d) hereof.

        (b)    At the Second Closing:

               (i) Seller shall deliver to Netsmart a stock certificate of Netsmart registered in the name of Seller for 248,156 shares of the Common Stock of Netsmart, duly endorsed by Seller for transfer to Netsmart, with Seller's endorsement guaranteed by a member of the medallion program.

               (ii) The Management Investors shall pay to Seller the sum of Five Hundred Thousand Dollars ($500,000), by certified or bank check payable to Seller, or by wire transfer of immediately available funds to a bank account designated by Seller prior to such Closing.

               (iii) If applicable, the Management Investors will deliver to Seller the Substitute Purchaser Assignment executed by each Substitute Purchaser in accordance with the provisions of Section 1(d) hereof.

        (c)    At the Third Closing:

               (i) Seller shall deliver to Netsmart a stock certificate of Netsmart registered in the name of Seller for 496,312 shares of the Common Stock of Netsmart (or such lesser number of shares in an amount equal to 496,312 less such number of the Common Shares, if any, which either Seller may have elected not to sell, or the Management Investors may have elected not to purchase, pursuant to Section 1(c) hereof), duly endorsed by Seller for transfer to Netsmart, with Seller's endorsement guaranteed by a member of the medallion program.

               (ii) The Management Investors shall pay to Seller the sum of $1,000,000 (or an amount equal to $1,000,000 less $2.0149 for each Common Share, if any, which either Seller may have elected not to sell, or the Management Investors may have elected not to purchase, pursuant to Section 1(c) hereof), by certified or bank check payable to Seller, or by wire transfer of immediately available funds to a bank account designated by Seller prior to such Closing.

               (iii) If applicable, Netsmart will deliver to Seller its stock certificate for such number of the Common Shares, if any, as Seller may have elected not to sell, or the Management Investors may have elected not to purchase, pursuant to Section 1(c) hereof.

               (iv) If applicable, the Management Investors will deliver to Seller the Substitute Purchaser Assignment executed by each Substitute Purchaser in accordance with the provisions of Section 1(d) hereof.

        (d) At each of the Closings, the parties shall deliver to each other the following which, unless otherwise indicated herein, shall be dated and effective as of each such Closing:

               (i) an officer's certificate of Seller confirming Seller's title to the Common Shares being sold, subject to no Liens, and the truth of the representations and warranties of Seller and COTG, and the fulfillment of the conditions to be satisfied by Seller, as of the date of such Closing; and

               (ii) an officer's Certificate of Netsmart and certificates of each of the Management Investors confirming the truth of their respective representations and warranties, and the fulfillment of the conditions to be satisfied by Netsmart or the Management Investors, as the case may be, as of the date of such Closing.

9.      Conduct of Business Pending Closing.

        (a) During the period commencing on the date hereof and continuing through each of the Closings, Seller shall not cause Netsmart (except as expressly contemplated by this Agreement) to materially and adversely change its business, operations, financial condition or prospects or to conduct its business other than in the ordinary course, it being understood that Seller shall not be required to provide funding to Netsmart. For purposes hereof, any actions of Edward Bright or Seymour Richter in their capacity as directors of Netsmart shall not constitute Seller causing Netsmart to take any of the foregoing actions. Notwithstanding any provision of this Agreement to the contrary, the sole and exclusive remedy of the Management Investors or Netsmart for any breach of this Section 9(a) shall be the termination of this Agreement pursuant to Section 13 hereof.

        (b) Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, consistent with the provisions of this Agreement.

10.     Registration of Common Stock of Seller.

        (a) For purposes of this Section, the following terms shall have the meanings set forth below:

               (i) "Registration Termination Date" shall mean the date on which Seller or its Permitted Transferee (hereinafter defined) shall be entitled to sell all of the Seller's Shares pursuant to Rule 144(k) promulgated by the Commission under the Securities Act.

               (ii) "Seller's Shares" shall mean all of the shares of Common Stock of Netsmart owned by Seller or its Permitted Transferee.

               (iii) "Permitted Transferee" shall mean any one person or entity who or which is an "accredited investor", as defined in the Commission's Regulation D, to whom or to which Seller may transfer any or all of Seller's Shares. For the purpose of this Section 10, all references to Seller shall include, if applicable, the Permitted Transferee.

        (b) Netsmart shall use its best efforts to register under the Securities Act, all of Seller's Shares in order to enable Seller to publicly offer and sell such shares, after they have been registered under the Securities Act. As promptly as practical following the Second Closing or the earlier termination of this Agreement, Netsmart will prepare and file with the Commission the appropriate form of registration statement required to effect such registration of Seller's Shares. Netsmart will provide Seller with copies of such registration statement and any amendments thereto and all correspondence received by it from the Commission with respect thereto, promptly after the filing or receipt thereof. Netsmart will use its best efforts to keep any such registration statement current and effective until the Registration Termination Date. Netsmart shall bear all of the costs and expenses in connection with any such registration of securities pursuant to this Section, except that Seller will bear all of the fees and expenses of its counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to sales of Seller's Shares pursuant thereto.

        (c) Following the effective date of the registration statement referred to in Section 10(b) above, Netsmart shall forthwith supply Seller with such number of prospectuses meeting the requirements of the Securities Act as shall be reasonably requested by Seller to permit Seller to make a public distribution of the Seller's Shares from time to time, provided that Seller shall furnish Netsmart, in writing, with all appropriate information reasonably requested by Netsmart, in writing, concerning Seller, Seller's Shares, and the manner in which Seller proposes to offer and sell such shares in connection with any such registration statement. Netsmart will also use its best efforts to qualify Seller's Shares for sale through securities broker-dealers, at its expense, in five states (other than California, Florida and Texas) as Seller shall reasonably request, in order to effect public sales of the Seller's Shares in such states except that Netsmart shall not be required to qualify generally to do business as a foreign corporation in any such jurisdiction where it would not, but for the requirements of this Section 10(c), be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction. Netsmart shall also prepare and file with the Commission, at its expense, such amendments and supplements to any such registration statement and prospectus that may be used pursuant to this
Section 10(b) as may be necessary to keep such registration statement current and effective pursuant to the provisions of this Section until the Registration Termination Date and will notify Seller at such time as, for any reason, the prospectus relating to sales of Seller's Shares is no longer current and effective, and the reason therefor.

        (d) In addition, until the Registration Termination Date, Netsmart will include Seller's Shares in any registration statement that it might file with the Commission (other than a registration statement on Form S-4 or S-8 or any subsequent form relating to employee benefit plans or mergers or acquisitions), subject to customary underwriter exclusions and/or lock-ups with respect thereto. Netsmart shall provide Seller with written notice at least two weeks prior to the filing of any such registration statement and will include in any such registration statement all such information as may be required to permit a public sale by Seller of Seller's Shares. If the underwriter of any offering which is the subject of any such registration statement shall permit the inclusion in such registration statement of only a limited number of shares of Netsmart's Common Stock by selling stockholders, to the extent that such underwriter permits any such shares to be included in any such registration statement, Netsmart shall include Seller's Shares and the shares to be sold by all persons exercising "piggy-back" or similar registration rights, on a proportional basis, based upon the number of shares of Netsmart's Common Stock which each such person proposes to include in any such registration statement. Netsmart shall keep any such registration statement current and effective for a period of not less than one year from the effective date thereof (or any such longer or shorter period as Netsmart may keep such registration statement current and effective for other selling stockholders), or until the Seller's Shares have been sold, whichever first occurs.

        (e) Netsmart shall defend, indemnify and hold harmless Seller and each affiliate, officer, director, employee and agent of the Seller, any underwriter or broker-dealer (as defined in the Securities Act), who may purchase from or sell any of Seller's Shares for the Seller, and each person, if any, who controls such Seller or such underwriter or broker-dealer (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended), from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys' fees) (the "Losses") caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by Netsmart with the Commission pursuant to this Section 10, or any prospectus included therein or any related application or other filing under any state securities law, or by any omission or alleged omission therein of a material fact required to be stated therein or necessary to make the statements therein not misleading to which Seller or any of such persons may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other Federal or state law, rule or regulation, at common law or otherwise, except insofar as such Losses are caused by any such untrue statement or alleged untrue statement or omission or alleged omission which is based upon information furnished or required to be furnished to Netsmart by Seller or any of such persons or entities expressly for use in any such registration statement.

        (f) Seller and COTG shall jointly and severally defend, indemnify and hold harmless Netsmart, its directors, each officer signing any such registration statement, each person, if any, who controls Netsmart within the meaning of the Securities Act or the Exchange Act, any managing underwriter or underwriter (and each person who controls the managing underwriter or the underwriter within the meaning of the Securities Act or the Exchange Act), and each other person whose securities are being offered or sold pursuant to such registration statement, from and against any and all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or any prospectus required to be filed or furnished in connection therewith, or any related application or other filing under any state securities law, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which Netsmart, or any of such persons may become subject under the Securities Act, the Securities Exchange Act, or any other Federal or state law, rule or regulation, at common law or otherwise, insofar as such Losses are caused by any such untrue statement or alleged untrue statement or omission or alleged omission which is based upon information furnished to Netsmart by Seller, in writing, expressly for use in any such registration statement.

        (g) If any action or claim shall be brought or asserted by a person or entity entitled to indemnification pursuant to Sections 10(e) or 10(f) above (a "Section 10 Indemnified Party") against any person or entity who or which is responsible to provide indemnification thereunder (a "Section 10 Indemnifying Party"), the provisions of Sections 15(d), 15(e) and 15(f) shall apply to any such action or claim.

        (h) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to a Section 10 Indemnified Party with respect to any Loss, then the Section 10 Indemnifying Party, in lieu of indemnifying such Section 10 Indemnified Party thereunder, shall contribute to the amount paid or payable by such Section 10 Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Section 10 Indemnifying Party, on the one hand, and the Section 10 Indemnified Party, on the other hand, in connection with the matters which resulted in such Loss, as well as any other relevant equitable considerations. The relevant fault of the Section 10 Indemnifying Party and the Section 10
Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission, or alleged omission to state a material fact relates to information supplied by the Section 10 Indemnifying Party or by the Section 10 Indemnified Party and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions.

        (i) Netsmart's registration obligations under this Section 10 shall be binding upon it with respect to Seller's Shares, whether or not the Management Investors or Netsmart purchase any of the Common Shares or whether or not this Agreement is terminated pursuant to Section 13 hereof, except for any termination pursuant to Section 13(a)(i) or (iii) hereof. In addition, the indemnification provided for by this Section shall be a continuing right and obligation to indemnification and shall survive the registration and sale of any of Seller's Shares by any person entitled to indemnification hereunder and the termination of this Agreement.

        (j) The foregoing obligations are contingent upon Seller (i) providing Netsmart with such information as Netsmart reasonably requests, in writing, concerning Seller, the shares it owns and the manner in which it proposes to offer and sell such shares.

11.     Negotiations or Sale Prohibited.

        Neither COTG, Seller, their respective majority owned subsidiaries, companies which are majority owned by such subsidiaries, nor the directors, officers, agents or advisors of any of them (other than Netsmart) shall, without the written consent of the Management Investors and Netsmart (a) negotiate, or directly or indirectly solicit, entertain, propose to enter into, or continue any negotiations, or enter into any agreement or understanding with any party which provides for or relates to the sale, pledge or other disposition of any of the Common Shares or the Preferred Shares or (b) sell, pledge or otherwise dispose of any of the Common Shares or the Preferred Shares; provided, however,
(i) if the Management Investors and Netsmart terminate this Agreement for any reason other than a breach by Seller or Seller's failure to fulfill a condition for which it is responsible, or (ii) if Seller terminates this Agreement due to a breach by the Management Investors or Netsmart or their failure to fulfill a condition for which they are responsible, Seller will no longer be bound by the foregoing restrictions. Notwithstanding the foregoing, if this Agreement is terminated by the Management Investors and Netsmart pursuant to clause (i) above, the above restrictions will be binding upon COTG and Seller only for thirty (30) days thereafter.

12.     Confidentiality.

        (a) Each of the parties hereto shall hold in confidence, and shall not disclose, any non-public information about the business of the other, learned or discovered during the course of the negotiations of the transactions contemplated hereby, except to the extent required by applicable law, rule or regulation. The timing and contents of any announcements, press releases, or other public statements concerning the proposed transactions and related matters will occur upon, and be determined by, mutual agreement and consent of the parties, whenever possible, which agreement and consent will not be unreasonably withheld, conditioned or delayed. Each of the parties shall cooperate with the other parties concerning any such announcement, press release or other public statement, and with respect to any discussions with regulatory agencies involving this Agreement or the transactions contemplated hereby. Neither COTG, Seller nor Netsmart shall be required to obtain any consent from each other to file any such reports or forms as are required to be filed under applicable law.

        (b) Netsmart and the Management Investors agree to maintain the Fairness Opinion in confidence and not to, directly or indirectly, disclose such opinion, or the contents thereof, in any written or oral communication to any third party, except to the extent it is required to be disclosed by applicable law.

13.     Termination.

        (a) This  Agreement  may be  terminated  at any time prior to any of the
Closings:

               (i)    by mutual written consent of the parties;

               (ii) by any party hereto on written notice to the other parties, if such Closing shall not have been consummated on the date specified for such Closing in Section 2 hereof; provided, however, any such Closing may be adjourned for good cause shown for up to five (5) business days at the option of any party on written notice to the other parties specifying such causes, or, to such later date as all parties may agree, in writing; provided, further, that in the case of a termination under this clause (ii), the party terminating this Agreement shall not then be in material default of this Agreement. For purposes hereof, the failure or inability of the Management Investors to have the necessary funds available to pay Seller the purchase price, when due, for the Common Shares pursuant to Section 1 hereof, shall not constitute "good cause". Furthermore, any termination of this Agreement pursuant to this clause (ii) shall not constitute a waiver or release by the party terminating this Agreement against the party who is then in breach or default of this Agreement.

               (iii) by the Management Investors or Netsmart, if (A) there has been a material misrepresentation, or a material default by Seller under this Agreement, or (B) any of the conditions set forth in Section 6 has not been met or waived on or before the applicable Closing, and, in such case, the terminating party is not then in material default of its obligations hereunder; or

               (iv) by Seller, if (A) there has been a material misrepresentation or material default by the Management Investors or Netsmart under this Agreement, or (B) any of the conditions set forth in Section 7 has not been met or waived on or before the applicable Closing, and, in such case, Seller is not then in material default of its obligations hereunder.

        (b) Upon the termination of this Agreement as provided in clause (i) of subparagraph (a) hereof, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto or their respective directors, officers, employees, agents or other representatives.

        (c) In the event of the termination of this Agreement as provided in clauses (ii), (iii) or (iv) of subparagraph (a) hereof, such termination shall be without prejudice to any rights that the terminating party or parties may have against the breaching party or parties or any other person under the terms of this Agreement or otherwise. Anything herein to the contrary notwithstanding, if the Management Investors and Netsmart receive the documents specified in
Section 8 to be delivered by Seller at the First Closing or Second Closing, no termination of this Agreement, including any termination by the Management Investors or Netsmart, shall terminate the obligations of (i) the Management Investors to complete the purchases of the Common Shares to be purchased by them at the First and Second Closings, or (ii) Netsmart's registration obligations pursuant to the provisions of Section 10 hereof.

14. Survival of Representation and Warranties. The representations and warranties of the parties hereto contained in this Agreement shall survive the Closings and the consummation of the transactions contemplated hereby (and any examination or investigation of any party hereto by or on behalf of any other party hereto) until the second anniversary of the Third Closing Date.

15.     Indemnification.

        (a) Seller and COTG shall, jointly and severally, defend, indemnify and hold harmless Netsmart and the Management Investors and each person who controls Netsmart within the meaning of the Securities Act from and against any losses, claims, liabilities, costs and expenses (collectively, "Damages") arising out of or resulting from: (i) any inaccuracy in or breach of any material representation or warranty made by Seller or COTG in this Agreement; or (ii) the failure of Seller or COTG to perform or observe any material covenant or agreement to be performed or observed by Seller pursuant to this Agreement.

        (b) Netsmart shall defend, indemnify and hold harmless Seller, COTG and their respective officers, directors, employees and agents and each person who controls Seller or COTG within the meaning of the Securities Act from and against any Damages arising out of or resulting from: (i) any inaccuracy in or breach of any material representation or warranty made by Netsmart in this Agreement; or (ii) the failure by Netsmart to perform or observe any material covenant or agreement to be performed by it pursuant to this Agreement.

        (c) The Management Investors, severally and not jointly, shall defend, indemnify and hold harmless Seller, COTG and their respective officers, directors, employees and agents and each person who controls Seller or COTG within the meaning of the Securities Act from and against any Damages arising out of or resulting from: (i) any inaccuracy in or breach of any material representation or warranty made by the Management Investors in this Agreement; or (ii) the failure by the Management Investors to perform or observe any material covenant or agreement to be performed by them pursuant to this Agreement.

        (d) If any party entitled to be indemnified pursuant to this Section 15 (an "Indemnified Party") receives notice of the assertion by any third party of any claim or of the commencement by any such third party of any proceeding (any such claim or proceeding being referred to herein as an ("Indemnifiable Claim") with respect to which another party hereto (an "Indemnifying Party") is or may be obligated to provide indemnification, the Indemnified Party shall promptly notify the Indemnifying Party in writing (the "Claim Notice") of the Indemnifiable Claim; provided, that the failure to provide such notice shall not relieve or otherwise affect the obligation of the Indemnifying Party to provide indemnification hereunder, except to the extent that any Damages directly resulted from or were caused by such failure.

        (e) The Indemnifying Party shall have ten (10) days after receipt of the Claim Notice to undertake, conduct and control, through counsel of its own choosing, and at its expense, the settlement or defense of the Indemnifiable Claim described therein, and the Indemnified Party shall cooperate with the Indemnifying party in connection therewith; provided, however, the Indemnifying Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by the Indemnified Party (subject to the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed), provided that the fees and expenses of such counsel shall be borne by the Indemnified Party, unless (i) the employment of such counsel has been specifically authorized by the Indemnifying Party, in writing, and the Indemnifying Party shall have agreed in writing to pay such fees and expenses, or (ii) the named parties to any such proceeding relating to an Indemnifiable Claim include both the Indemnified Party and the Indemnifying Party and, in the judgment of counsel for the Indemnifying Party, it is advisable for the Indemnified Party to be represented by separate counsel (in which case, the Indemnifying Party shall not have the right to assume the defense of such proceeding on behalf of the Indemnified Party and, in such case, such legal fees and expenses shall be borne by the Indemnifying Party), and (iii) the Indemnifying Party shall not settle any Indemnifiable Claim without the Indemnified Party's consent, which consent shall not be unreasonably withheld, conditioned or delayed. So long as the Indemnifying Party is vigorously contesting any such Indemnifiable Claim in good faith, the Indemnified Party shall not pay or settle such claim without the Indemnifying Party's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

        (f) If the Indemnifying Party does not notify the Indemnified Party within ten (10) days after receipt of the Claim Notice that it elects to undertake the defense of the Indemnifiable Claim described therein, the Indemnified Party shall have the right to contest, settle or compromise the Indemnifiable Claim in the exercise of its reasonable discretion; provided, that the Indemnified Party shall notify the Indemnifying Party of any compromise or settlement of any such Indemnifiable Claim.

16.     Miscellaneous.

        (a) Notices. All notices, requests, consents and other communications required under this Agreement (the "Notices"), shall be given in writing and shall be either delivered personally, receipt acknowledged, or mailed, certified mail return receipt requested, or delivered by overnight courier service, receipt acknowledged, to the parties hereto at the following addresses (or facsimile number), or at such other address or facsimile number as any party hereto designates by written notice to the other parties hereto which is given in the manner prescribed in this Section 16(a), and shall be deemed to have been given upon delivery, if delivered personally or by courier service or three (3) days after mailing, if mailed, as aforesaid, or upon receipt if sent by facsimile:

        To COTG or
        Seller:               Consolidated Technology Group Ltd.
                              160 Broadway
                              New York, New York 10038
                              Attn: Seymour Richter, President
                              Fax No. 212-233-5023

                                     -and-

                              Consolidated Technology Group Ltd.
                              2424 North Federal Highway, Suite 110
                              Boca Raton, FL 33431
                              Attn: George W. Mahoney, Chief Financial Officer Fax No. 561-347-5352

        With copies to:       Robert Blessey, Esq.
                              51 Lyon Ridge Road
                              Katonah, New York, 10536
                              Fax No. 1-914-232-0647

To the Management Investors:  Anthony Grisanti
                              146 Nassau Avenue
                              Islip, New York 11751
                              Fax No. 516-968-2123

With copies to:               Berlack, Israels & Liberman LLP
                              120 West 45th Street
                              New York, New York 10036
                              Attention: Martin S. Siegel, Esq.
                              Fax No. 212-704-0196

To Netsmart:                  Netsmart Technologies, Inc.
                              146 Nassau Avenue
                              Islip, New York 11751
                              Attention: James L. Conway, President
                              Fax No. 516-968-2123

With copies to:               Berlack, Israels & Liberman LLP
                              120 West 45th Street
                              New York, New York 10036
                              Attention: Martin S. Siegel, Esq.
                              Fax No. 212-704-0196

        Any Notice to a Substitute Purchaser shall be provided to such Substitute Purchaser at the address set forth in the Substitute Purchaser Assignment of such purchaser.

        (b) Interpretation. The parties have jointly participated in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used herein has a comparable meaning whether used in a masculine, feminine or gender-neutral form. The term "include" and its derivatives shall have the same construction as the phrase "include, without limitation," and its derivatives. The Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        (c) Governing Law. This Agreement, having been signed and to be performed in New York, shall be construed and enforced in accordance with and shall be interpreted by the internal laws of the State of New York.

        (d) Waiver. No restriction, condition, obligation or provision contained in this Agreement shall be deemed to have been abrogated or waived by reason of any failure to enforce the same, irrespective of the number of violations or breaches thereof which may occur.

        (e) Severability. The provisions hereof shall be deemed independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity or enforceability of any other provision hereof.

        (f) Non-assignability. None of the parties may assign this Agreement without the consent of the other parties, except that (i) on prior written notice to Seller, the Management Investors may assign to Netsmart or to one or more Substitute Purchasers selected by the Management Investors their rights to purchase the Common Shares to be purchased at the Second Closing and/or the Third Closing hereunder, and (ii) on prior written notice to Netsmart, Seller may sell or assign its right, title and ownership interest in and to any or all of the shares of common stock of Netsmart owned by it (and the registration and indemnification rights relating thereto) to a Permitted Transferee. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

        (g) Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which shall constitute a single agreement.

        (h) Fees and Expenses. Each of the parties shall pay its own fees, costs and expenses incurred in connection with the transactions contemplated by this Agreement, except as otherwise expressly provided for in this Agreement, or in the event any action or proceeding to enforce this Agreement is brought by any of the parties hereto, the party prevailing in such action or proceeding shall be entitled to reimbursement of all of its costs in connection therewith, including its counsel fees and disbursements.

        (i) Brokers. Seller and COTG represent and warrant to Netsmart and the Management Investors that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements or agreements made by or on behalf of Seller or COTG in connection with this Agreement or any of the transactions contemplated hereby. Netsmart and the Management Investors represent and warrant to Seller and COTG that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements or agreements made by or on behalf of Netsmart or the Management Investors in connection with this Agreement or any of the transactions contemplated hereby.

        (j) Entire Agreement; Amendment. This Agreement and the exhibits attached hereto, and the documents required to be delivered at the several Closings hereunder, all of which are made a part hereof, contain the entire agreement between the parties with respect to the transactions contemplated herein, and supersede the Letter of Agreement dated February 26, 1999 and all prior agreements and understandings including any letters of intent or term sheets between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SIS CAPITAL CORP.

By:   ______________________

Name: ______________________

Its:  _____________________


CONSOLIDATED TECHNOLOGY GROUP LTD.

By:   _____________________

Name: _____________________

Its:  _____________________


NETSMART TECHNOLOGIES, INC.

By:   _____________________

Name: _____________________

Its:  _____________________


/S/Edward D. Bright
-------------------------------------
Edward D. Bright, Management Investor


/S/ James L. Conway
-------------------------------------
James L. Conway, Management Investor


/S/ Anthony Grisanti
-------------------------------------
Anthony Grisanti, Management Investor


/S/ Anthony Grisanti
---------------------------
        ANTHONY GRISANTI

ON BEHALF OF THE FOLLOWING MANAGEMENT
INVESTORS:

/S/ Edward Bright
---------------------------
        EDWARD BRIGHT


/S/ John Phillips
---------------------------
        JOHN PHILLIPS


/S/ Nancy Brill
---------------------------
        NANCY BRILL


/S/ Gerald Koop
---------------------------
        GERALD KOOP


/S/ James Conway
---------------------------
        JAMES CONWAY

/S/ Anthony Grisanti
--------------------------
        ANTHONY GRISANTI

/S/ Jospeh McGovern
--------------------------
        JOSEPH McGOVERN



/S/ Alan Tillinghast
---------------------------
        ALAN TILLINGHAST


/S/ Oscar Schachter
----------------------------
        OSCAR SCHACHTER


/S/ Lew Cordina
----------------------------
        LEW CORDINA


/S/ James Gargiulo
----------------------------
        JAMES GARGIULO


/S/ Nick Burford
----------------------------
        NICK BURFORD


/S/ Mary Morse
----------------------------
        MARY MORSE


/S/ Joseph Sicinski
------------------------------
        JOSEPH SICINSKI


/S/ Charles Gibson
------------------------------
        CHARLES GIBSON


/S/ John Friel
------------------------------
        JOHN FRIEL


/S/ John Hunter
------------------------------
        JOHN HUNTER


/S/ Rich Labell
------------------------------
        RICH LABELL


/S/ Fred Melton
------------------------------
        FRED MELTON


/S/ Ron Marge
------------------------------
        RON MARGE

/S/ Lorraine Semsky
------------------------------
        LORRAINE SEMSKY


/S/ Dr. Bernard Greenblatt
--------------------------------
DR. BERNARD GREENBLATT, TRUSTEE
BERNARD GREENBLATT LIVING TRUST
     DATED 07/15/96


/S/ Gary Barber
--------------------------------
        GARY BARBER


/S/ John Langley
--------------------------------
JOHN LANGLEY
LANGLEY PRODUCTIONS


/S/ Richard Knoll / Michele Knoll
--------------------------------
RICHARD AND MICHELE KNOLL


/S/ Richard Knoll / Susan Smith
--------------------------------
KNOLL-SMITH PARTNERSHIP
     RICHARD KNOLL & SUSAN SMITH


/S/ Leonard Davidson
--------------------------------
LEONARD DAVIDSON
LEONARD & BERNICE DAVIDSON FAMILY TRUST


/S/ Jeffrey Ames / Elizabeth Ames
--------------------------------
    JEFFREY & ELIZABETH AMES


/S/ Kenneth Sheiffer
--------------------------------
        KENNETH SHEIFFER